UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 20, 2020

TOYOTA AUTO RECEIVABLES 2020-B OWNER TRUST
(Exact name of Issuing Entity as specified in its charter)

TOYOTA AUTO FINANCE RECEIVABLES LLC
(Exact name of Depositor/Registrant as specified in its charter)

TOYOTA MOTOR CREDIT CORPORATION
(Exact name of Sponsor as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-228027 333-228027-06	95-4836519 84-6875778
(Commission File Number)	(IRS Employer Identification No.)

6565 Headquarters Drive, W2-3D, Plano, Texas	75024-5965
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 486-9020

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.

On or about April 29, 2020, Toyota Auto Finance Receivables LLC will transfer certain motor vehicle retail installment sales contracts (the “Receivables”) to Toyota Auto Receivables 2020-B Owner Trust (the “Trust”).  The Trust will grant a security interest in the Receivables to U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), and will issue: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $240,000,000; (ii) Class A-2 Asset-Backed Notes in the aggregate original principal amount of $450,000,000; (iii) Class A-3 Asset-Backed Notes in the aggregate original principal amount of  $393,040,000; (iv) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $86,960,000; and (v) Class B Asset-Backed Notes in the aggregate original principal amount of $30,000,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file executed copies of the Underwriting Agreement and the Depositor Certification and forms of the Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement, Receivables Purchase Agreement, Administration Agreement, Securities Account Control Agreement and Asset Representations Review Agreement (as listed below) to be executed.
Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

1.1
Underwriting Agreement, dated April 20, 2020, among Toyota Auto Finance Receivables LLC (“TAFR LLC”), Toyota Motor Credit Corporation (“TMCC”), and BofA Securities, Inc., RBC Capital Markets, LLC and SG Americas Securities, LLC, acting on behalf of themselves and as representatives of the several underwriters named in the agreement.

4.1	Amended and Restated Trust Agreement, to be dated as of April 29, 2020, between TAFR LLC and Wilmington Trust, National Association, as owner trustee.

4.2	Indenture, to be dated as of April 29, 2020, among the Trust, the Indenture Trustee and U.S. Bank National Association, as securities intermediary.

4.3	Sale and Servicing Agreement, to be dated as of April 29, 2020, among TAFR LLC, as seller, TMCC, as servicer and sponsor, and the Trust, as issuer.

4.4	Receivables Purchase Agreement, to be dated as of April 29, 2020, between TAFR LLC, as purchaser, and TMCC, as seller.

4.5	Administration Agreement, to be dated as of April 29, 2020, among TMCC, as administrator, the Trust, as issuer, and the Indenture Trustee.

4.6	Securities Account Control Agreement, to be dated as of April 29, 2020, between TAFR LLC, as pledgor, and the Indenture Trustee, as secured party.

4.7
Asset Representations Review Agreement, to be dated as of April 29, 2020, among the Trust, as issuer, TMCC, as servicer and administrator and Clayton Fixed Income Services LLC, as asset representations reviewer.

36.1	Depositor Certification, dated April 20, 2020, for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA AUTO FINANCE RECEIVABLES LLC

By:	/s/ Theodore Zarrabi
	Name:	Theodore Zarrabi
	Title:	Secretary

Date: April 22, 2020